EATON VANCE-ATLANTA CAPITAL LARGE-CAP GROWTH FUND

Supplement to Prospectus dated February 1, 2009

The following replaces the third paragraph under "Large-Cap Portfolio." in "Management and Organization":

Richard B. England, William R. Hackney, III and Paul J. Marshall comprise the team of investment professionals for the Large-Cap Portfolio. Mr. Hackney, Managing Partner of Atlanta Capital and Mr. Marshall, Vice President of Atlanta Capital, have been employed by Atlanta Capital for more than five years. Mr. England is Managing Director - Equities of Atlanta Capital. Prior to joining Atlanta Capital in 2004, Mr. England was a Senior Portfolio Manager with Putnam Investments.

March 25, 2009	ATLPROSPS